EXHIBIT 99.2

          CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Right Management Consultants, Inc. (the "Company") on Form 10-K for the period ending 31 December 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles J. Mallon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2003                            /s/ CHARLES J. MALLON
                                                 ---------------------
                                                       Charles J. Mallon
                                                     Chief Financial Officer